Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Vered Caplan, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(a)	the quarterly report on Form 10-Q of Orgenesis Inc. for the period ended May 31, 2014 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)	information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Orgenesis Inc.

By:	/s/ VERED CAPLAN
Name:	Vered Caplan
Title:	President, Chief Executive Officer,
and Chairperson of the Board
(Principal Executive Officer)

Date: July 9, 2014